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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 1998



                                GERON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




           0-20859                                 75-2287752
   ------------------------              ---------------------------------
   (Commission File Number)              (IRS Employer Identification No.)




200 Constitution Drive, Menlo Park, CA                           94025
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:        (650) 473-7700
                                                    --------------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On January 13, 1998, Geron Corporation, a Delaware corporation (the "Company") and the University of Texas Southwestern Medical Center at Dallas reported the successful extension of the life-span of normal human cells using the enzyme telomerase. Further details regarding this announcement are contained in the Company's press release dated January 13, 1998 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

    Exhibit 99.1      Geron Corporation Press Release dated January 13, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GERON CORPORATION
                                  (Registrant)



Dated:  February 10, 1998         By:    /s/ David L. Greenwood
                                     ----------------------
                                     David L. Greenwood
                                     Chief Financial Officer, Treasurer and
                                     Secretary (Principal Financial and
                                     Accounting Officer)


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                                INDEX TO EXHIBITS


      Exhibits.

      99.1     Geron Corporation Press Release dated January 13, 1998.